Fees Summary	Dec. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,370,000.00
Previously Paid Amount	0.00
Total Fee Amount	189.20
Total Offset Amount	0.00
Net Fee	$ 189.20
Final Prospectus	false